FIRST AMENDMENT TO
          FOURTH AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT, dated as of February 19, 2002 (this "Amendment"), is entered into by and among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., as Agent (the "Agent"), and amends that certain Fourth Amended and Restated Three-Year Credit Agreement, dated as of September 14, 2000 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the Banks and the Agent.

                          W I T N E S S E T H

WHEREAS, the Borrower has requested that the Agent and the Banks delete one of the representations and warranties contained in the Existing Credit Agreement as set forth below; and

WHEREAS, the Agent and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended hereby.

SECTION 2.  Amendment of the Existing Credit Agreement.
(a) 	Section 3.02(d) of the Existing Credit Agreement is hereby amended by replacing "Sections 4.04(c) and 4.05" with "Section 4.05".

(b) Section 4.04(c) of the Existing Credit Agreement is hereby deleted in its entirety.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:
(a) 	no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Existing Credit Agreement, both before and after giving effect to this Amendment, is true and correct as though made on and as of such date.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) all documents the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 TOYOTA MOTOR CREDIT CORPORATION



                                 By:  /s/ George E. Borst
                                 Name:    George E. Borst
                                 Title:   President and Chief
                                          Executive Officer



                                 BANK OF AMERICA, N.A., as Agent



                                 By:  /s/ David Price
                                 Name:    David Price
                                 Title:   Vice President



                                 BANK OF AMERICA, N.A.



                                 By:  /s/ Alan H. Roche
                                 Name:    Alan H. Roche
                                 Title:   Managing Director


                                 JP MORGAN CHASE BANK



                                 By:  /s/ Peter M. Hayes
                                 Name:    Peter M. Hayes
                                 Title:   Vice President




                                   THE BANK OF TOKYO-MITSUBISHI, LTD.
                                   LOS ANGELES BRANCH


                                   By:  /s/ Takeo Sato
                                   Name:    Takeo Sato
                                   Title:   Deputy General Manager



                                 CITICORP USA, INC.



                                 By:  /s/ Brian Ike
                                 Name:    Brian Ike
                                 Title:   Director


CREDIT SUISSE FIRST BOSTON



                                 By:  /s/ Vitaly G. Butenko
                                 Name:    Vitaly G. Butenko
                                 Title:   Associate



                                 By:  /s/ Bill O'Daly
                                 Name:    Bill O'Daly
                                 Title:   Director


                                 ABN AMRO BANK N.V.



                                 By:  /s/ John J. Mack
                                 Name:    John J. Mack
                                 Title:   Group Vice President



                                 By:  /s/ James M. Sumoski
                                 Name:    James M. Sumoski
                                 Title:   Vice President



                                 BNP PARIBAS



                                 By:  /s/ Sean T. Conlon
                                 Name:    Sean T. Conlon
                                 Title:   Managing Director



                                 By:  /s/ James P. Culhane
                                 Name:    James P. Culhane, CFA
                                 Title:   Vice President



                                 BARCLAYS BANK PLC



                                 By:  /s/ L. Peter Yetman
                                 Name:    L. Peter Yetman
                                 Title:   Director


                                 DEUTSCHE BANK AG, NEW YORK BRANCH and/or
                                 CAYMAN ISLAND BRANCH



                                 By:  /s/ Stephan G. Peetzen
                                 Name:    Stephan G. Peetzen
                                 Title:   Director

                                 By:  /s/ Oliver Schwarz
                                 Name:    Oliver Schwarz
                                 Title:   Vice President



                                 UFJ BANK, LIMITED



                                 By:  /s/ Satoru Kojima
                                 Name:    Satoru Kojima
                                 Title:   Senior Vice President &
                                          Deputy General Manager


                                 UBS AG, STAMFORD BRANCH



                                 By:  /s/ Wilfred V. Saint
                                 Name:    Wilfred V. Saint
                                 Title:   Associate Director,
                                          Banking Products
                                          Services US



                                 By:  /s/ Anthony N. Joseph
                                 Name:    Anthony N. Joseph
                                 Title:   Associate Director,
                                          Banking Products
                                          Services US


                                 SUMITOMO MITSUI BANKING CORP.



                                 By:  /s/ Kenichi Shimura
                                 Name:    Kenichi Shimura
                                 Title:   Senior Vice President